UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
      14A-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND
           ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

            (Names of Co-Registrants As Specified in their Charters)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

LOGO: ADVENT CAPITAL MANAGEMENT, LLC

LOGO: CLAYMORE (R)


                             ADVENT/CLAYMORE FUNDS
                           2455 CORPORATE WEST DRIVE
                             LISLE, ILLINOIS 60532
--------------------------------------------------------------------------------

                                December 4, 2009


Dear Shareholder:

          I am writing to inform you that Claymore Group Inc. ("Claymore Group") has merged with an indirect subsidiary of Guggenheim Partners, LLC (the "Transaction"). As a result of the Transaction, Claymore Group, and its associated entities, including Claymore Advisors, LLC ("Claymore" or the "Adviser"), are now indirect subsidiaries of Guggenheim Partners, LLC. The Adviser is the investment adviser to Advent/Claymore Enhanced Growth & Income Fund and Advent/Claymore Global Convertible Securities & Income Fund (each, a "Fund" and, together, the "Funds"). Upon the closing of the Transaction, the existing investment advisory agreement between the Adviser and each Fund automatically terminated pursuant to its terms.

          The Adviser continues to provide services to the Funds on an interim basis, as permitted by the Investment Company Act of 1940. However, in order for the Adviser to continue to provide services to the Funds beyond the interim period, shareholders of each Fund are being asked to approve a new investment advisory agreement between Claymore and each Fund. Important facts about the Transaction are:

         o The Transaction has no effect on the number of Fund shares you own or the value of those shares.

         o Subject to shareholder approval, Claymore will continue to provide investment advisory services to the Funds.

         o        Your Fund's contractual advisory fee rate will not increase.

         o There are no material differences between the terms of each Fund's proposed new investment advisory agreement and the terms of such Fund's prior investment advisory agreement except as otherwise noted in the Proxy Statement.

          The enclosed Notice of Joint Special Meeting of Shareholders and Proxy Statement set forth information relating to the Proposal to be addressed at the joint special meeting of shareholders of the Funds. The Board of Trustees of each Fund believes that the Proposal set forth in the Notice of Joint Special Meeting of Shareholders is important and recommends that you read the enclosed materials carefully. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF EACH FUND HAS APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL APPLICABLE TO YOUR FUND.

          Your vote is important. I encourage all shareholders to participate in the governance of their Funds. Please take a moment now to vote--either by completing and returning the enclosed proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet.


          The Adviser has retained The Altman Group, a professional proxy solicitation firm, on behalf of the Funds, to assist in the solicitation of proxies. As the meeting date approaches, if you do NOT vote, you may receive a phone call from them asking you to vote. If you have any questions concerning the proxy, please feel free to contact our proxy information line at (866) 796-1290.


Respectfully,
/s/ David C. Hooten
David C. Hooten
Chairman
Claymore Group Inc.

LOGO: ADVENT CAPITAL MANAGEMENT, LLC

LOGO: CLAYMORE (R)

                             ADVENT/CLAYMORE FUNDS
                           2455 CORPORATE WEST DRIVE
                             LISLE, ILLINOIS 60532

--------------------------------------------------------------------------------
                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 12, 2010
--------------------------------------------------------------------------------

         Notice is hereby given to shareholders of:

         Advent/Claymore Enhanced Growth & Income Fund ("LCM")
         Advent/Claymore Global Convertible Securities & Income Fund ("AGC")

                (each a "Fund" and, collectively, the "Funds")


that a joint special meeting of shareholders of the Funds (the "Meeting") will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, on January 12, 2010, at 11:00 a.m. Central time. The Meeting is being held for the following purposes:


1. For shareholders of each Fund, to approve a new investment advisory agreement between each Fund and Claymore Advisors, LLC (the "Adviser").

2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         THE BOARD OF TRUSTEES OF EACH FUND (EACH A "BOARD" AND, COLLECTIVELY, THE "BOARDS"), INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EACH FUND'S NEW INVESTMENT ADVISORY AGREEMENT.

          The Board of each Fund has fixed the close of business on November 13, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. We urge you to complete, sign, date and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Meeting.


By order of the Board of each Trust


/s/ Rodd Baxter


Rodd Baxter, Secretary of each Trust

New York, New York


December 4, 2009


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

                             ADVENT/CLAYMORE FUNDS

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                 FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 12, 2010

          This joint proxy statement (the "Proxy Statement") is furnished to shareholders of each of the funds listed below.

          Advent/Claymore Enhanced Growth & Income Fund ("LCM")
          Advent/Claymore Global Convertible Securities & Income Fund ("AGC") (each a "Fund," and collectively the "Funds")


          Each share of common stock (for LCM) and each share of common stock and share of auction market preferred stock (for AGC) (collectively, the "Shares") of each Fund is entitled to vote on the Proposal pertaining to that Fund. Holders of Shares of the Funds are referred to herein as "Shareholders" and auction market preferred shares are referred to herein as "preferred shares." The Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of each Fund (each a "Board" and, collectively, the "Boards") of proxies to be voted at the joint special meeting of Shareholders of the Funds to be held on January 12, 2010, and any adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the offices of Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on January 12, 2010 at 11:00 a.m. Central time.

          This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Joint Special Meeting of Shareholders ("Notice of Meeting"). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission ("SEC"). If there is anything you don't understand, please contact our proxy information line: (866) 796-1290.

          EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (800) 345-7999.

          The Notice of Meeting, this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about December 4, 2009.

                       INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSAL

         While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposal addressed in this Proxy Statement (the "Proposal"), in a Question and Answer format, to help you understand and vote on the Proposal. Your vote is important. Please vote--either by completing and returning the enclosed proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet.

         o        WHY ARE YOU SENDING ME THIS INFORMATION?

                  You are receiving these materials because on November 13, 2009 (the "Record Date") you owned Shares of one or both of the Funds and, as a result, have a right to vote on the Proposal applicable to each Fund and are entitled to be present and to vote at the Meeting or any adjournments or postponements thereof. Each Share of each Fund is entitled to one vote on the Proposal pertaining to that Fund.

         o        WHY IS A SPECIAL MEETING OF SHAREHOLDERS BEING HELD?

                  Claymore Group Inc. ("Claymore Group") is the parent of Claymore Advisors, LLC ("Claymore" or the "Adviser"). The Adviser is the investment adviser to each of the Funds.

                  Claymore Group entered into an agreement and plan of merger pursuant to which Claymore Group would merge with an indirect wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), with Claymore Group being the surviving company and becoming an indirect subsidiary of Guggenheim (the "Transaction"). The Transaction was completed on October 14, 2009 (the "Closing Date"), at which time Claymore Group and its associated entities, including the Adviser, became indirect wholly- owned subsidiaries of Guggenheim. The Transaction constituted an "assignment," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of each investment advisory agreement between the Adviser and each respective Fund (each, a "Prior Advisory Agreement"), which resulted in the automatic termination of each Prior Advisory Agreement pursuant to its terms.

                  As permitted pursuant to Rule 15a-4 under the 1940 Act, each Board (including, with respect to each agreement, a majority of the trustees who are not parties to such agreement or interested persons of any such party (with respect to each respective agreement, the "Independent Trustees")) has approved an interim investment advisory agreement between the Adviser and each respective Fund (each, an "Interim Advisory Agreement"). Each Interim Advisory Agreement became effective on the Closing Date. Pursuant to such agreements, the Adviser may continue to serve each Fund in such capacities on an interim basis for up to 150 days following the

                  Closing Date, pending receipt of Shareholder approval of a new agreement for each Fund.

                  Therefore, in order for the Adviser to continue serving as a Fund's investment adviser following the expiration of the 150 day interim period, Shareholders must approve with respect to each Fund, a new investment advisory agreement between the Adviser and the respective Fund (each, a "New Advisory Agreement").

         o        HOW DOES THE TRANSACTION AFFECT YOUR FUND?

                  Your investment in each Fund does not change as a result of the Transaction. You still own the same Shares in the Fund, and the net asset value of your investment does not change as a result of the Transaction. Further, the Transaction does not result in any change in each Fund's investment objectives or principal investment strategies.

         o HOW DOES YOUR FUND'S NEW ADVISORY AGREEMENT COMPARE WITH ITS PRIOR ADVISORY AGREEMENT?

                  Each Fund's New Advisory Agreement, if approved by Shareholders of each Fund, will still be with the Adviser and there will be no material differences between the terms of each Fund's New Advisory Agreement and the terms of each Fund's Prior Advisory Agreement, except as noted herein.

         o        WILL EACH FUND'S FEES FOR INVESTMENT ADVISORY SERVICES
                  INCREASE?

                  No. The advisory fee rate currently payable by each Fund to the Adviser will not change.

         o        WILL YOUR VOTE MAKE A DIFFERENCE?


                  YES! Your vote is important to ensure that the Proposal can be acted upon with respect to the Funds. Additionally, your immediate response will help save on the costs of any future solicitations of Shareholder votes for the Meeting. We encourage all Shareholders to participate in the governance of their Funds.


         o        WHO IS ASKING FOR YOUR VOTE?

                  The enclosed proxy is solicited by the Board of your Fund for use at the Meeting to be held on January 12, 2010, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Meeting.


         o HOW DOES EACH FUND'S BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?


                  Each Fund's Board, including the Independent Trustees of each Fund, recommends that you vote "FOR" approval of the New Advisory Agreement for your Fund.

         o        HOW DO YOU CAST YOUR VOTE?

                  Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with Shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.


                  If you wish to attend the Meeting and vote in person, you will be able to do so. You may contact our proxy information line at (866) 796-1290 to obtain directions to the site of the Meeting.

                  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROPERLY EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL APPLICABLE TO YOUR FUND. If any other business is brought before the Meeting, your Shares will be voted at the proxies' discretion.


                  Shareholders who execute proxies or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the appropriate Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.


                  Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal. Under current interpretations of the New York Stock Exchange (the "NYSE"), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's Shares on the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.


                  Preferred shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to NYSE Rule 452, be voted by the broker on the Proposal in the same proportion as the votes cast by all preferred Shareholders of such Fund who have voted on that item. NYSE Rule 452 permits proportionate voting of preferred shares with respect to a particular Proposal if, among other things, (i) common shareholders approve the proposal, (ii) a minimum of 30% of the preferred shares outstanding has been voted by the holders of such preferred shares with respect to such Proposal and (iii) less than 10% of the preferred shares outstanding has been voted by the holders of such preferred shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as Shares voted and for the purpose of meeting the 10% test, abstentions will not be treated as Shares voted against the item.

                  Therefore, if you beneficially own Shares that are held in "street name" through a broker-dealer or that are held of record by a service organization, and if you have not given or do not give voting instructions for your Shares, your Shares may not be voted at all or may be voted in a manner that you may not intend. You are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how your Shares are to be voted.

                  Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Fund for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting.


         o        WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

                  To be approved with respect to each Fund, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of each Fund. The "vote of the majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. With respect to AGC, holders of common Shares and preferred Shares will vote together as a single class.

         o        WHY IS A JOINT MEETING BEING HELD?

                  The Proposal is the same for each Fund and management of the Funds has concluded that it is cost-effective to hold a joint special meeting and to have a joint proxy statement. Shareholders of each Fund will vote separately on the Proposal with respect to their Fund. An unfavorable vote on a Proposal by the Shareholders of one Fund will not affect the implementation of such Proposal by the other Fund if such Proposal is approved by Shareholders of that Fund.

        PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS

BACKGROUND AND THE TRANSACTION

          The Adviser serves as the investment adviser for each Fund and is responsible for each Fund's management. The Adviser is a wholly-owned subsidiary of Claymore Group, a privately-held financial services company offering unique investment solutions for financial advisors and their valued clients. Based in Lisle, Illinois, Claymore Group entities have provided supervision, management or servicing on approximately $13.3 billion in assets, as of September 30, 2009.

          On July 17, 2009, Claymore Group entered into an agreement and plan of merger which governs the Transaction (the "Merger Agreement"), subsequently amended on August 18, 2009, with two newly formed, wholly-owned subsidiaries of Guggenheim, GuggClay Acquisition, Inc. ("Acquisition Corporation") and an intermediate holding company ("Holdings," Holdings and Acquisition Corporation being collectively referred to as the "Acquisition Subsidiaries"). On August 18, 2009, Guggenheim also agreed to arrange for substantial additional equity and debt financing to Claymore Group, in an aggregate of up to approximately $37 million, which was intended to be available prior to and regardless of whether the Transaction was consummated. The equity financing, which closed in September 2009, consisted of approximately $11.7 million for newly-issued common stock of Claymore Group representing, on a fully diluted basis, 24.9% of the outstanding common stock of Claymore Group. The debt financing consisted of up to $25 million of subordinated loans, which was in addition to the up to $20 million of subordinated loans to Claymore Group previously arranged by affiliates of Guggenheim as interim financing for working capital and for inventory purchases in connection with Claymore Group's investment supervisory business (all such subordinated loans being collectively referred to as the "Debt Financing"). The Debt Financing could be drawn upon by Claymore Group pursuant to its terms and is due three years from the issuance date, provided, however, that any such Debt Financing drawn upon by Claymore Group shall become immediately due upon certain breaches of covenants and upon any change of control of Claymore Group.

          On the Closing Date, October 14, 2009, the Transaction was consummated and Claymore Group and its associated entities, including the Adviser, became indirect subsidiaries of Guggenheim. Acquisition Corporation merged with and into Claymore Group, with Claymore Group being the surviving corporation. All Shares of Claymore Group common stock issued and outstanding immediately prior to the Transaction (except those held by the Acquisition Subsidiaries or dissenting stockholders or held in treasury) were cancelled and converted into the right to receive an aggregate cash payment of approximately $39 million. All Shares of Claymore Group common stock held prior to the Transaction by the Acquisition Subsidiaries or held in treasury immediately prior to the Transaction were cancelled without payment. All Shares of Acquisition Corporation were converted into common stock of Claymore Group.

GUGGENHEIM


          Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Guggenheim is a wholly-owned subsidiary of Guggenheim Capital, LLC, 227 West Monroe Street, 48th Floor Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane Suite 1900 Dallas, Tx 75225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane Suite 1900, Dallas, Tx 75225, is a control person of Guggenheim as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital, LLC.


PRIOR ADVISORY AGREEMENTS

          The Adviser served as the investment adviser for each Fund pursuant to each Fund's respective Prior Advisory Agreement. The date of each Fund's Prior Advisory Agreement, the date such agreement was last approved by Shareholders of such Fund, the date the continuation of such agreement was last approved by the Board of such Fund and the advisory fee rate payable thereunder is set forth in Appendix C hereto.

          Each Prior Advisory Agreement provided for its automatic termination in the event of an "assignment," as defined in the 1940 Act. The closing of the Transaction resulted in a change in control of Claymore Group and, ultimately, its subsidiary the Adviser, which was deemed an "assignment" of each Prior Advisory Agreement resulting in its termination. The Transaction is not, however, expected to result in a change in the persons responsible for the management of the Funds or in the operations of the Funds or in any changes in the investment approach of the Funds.

INTERIM ADVISORY AGREEMENTS

          Rule 15a-4 under the 1940 Act permits each Board (including a majority of the Independent Trustees) to approve and enter into an Interim Advisory Agreement pursuant to which the Adviser may serve as investment adviser to the Fund for up to 150 days following the Closing Date, pending receipt of Shareholder approval of the Fund's New Advisory Agreement.

          Based upon the considerations described below under "--Board Considerations," each Board, including the Independent Trustees, approved the Interim Advisory Agreement for the respective Fund on the date set forth in

Appendix C. In approving the Interim Advisory Agreement, each Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to each respective Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement. The compensation to be received by the Adviser under each Fund's Interim Advisory Agreement is not greater than the compensation the Adviser would have received under such Fund's Prior Advisory Agreement.

          Each Fund's Interim Advisory Agreement became effective upon the Closing Date. There are no material differences between the terms of each Fund's Interim Advisory Agreement and the terms of such Fund's Prior Advisory Agreement and New Advisory Agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with the requirements of Rule 15a-4 under the 1940 Act. The provisions of each Interim Advisory Agreement required by Rule 15a-4 under the 1940 Act include:

         (i) the Interim Advisory Agreement terminates upon the earlier of the 150th day following the Closing Date or the effectiveness of the New Advisory Agreement;

         (ii) the Board or a majority of the Fund's outstanding voting securities may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the Adviser;

         (iii) the compensation earned by the Adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

         (iv) if a majority of the Fund's outstanding voting securities approve the Fund's New Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the Adviser; and

         (v) if a majority of the Fund's outstanding voting securities do not approve the Fund's New Advisory Agreement, the Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).


NEW ADVISORY AGREEMENTS

          It is proposed that the Adviser and each respective Fund enter into a New Advisory Agreement, to become effective upon the date of Shareholder approval. Under Section 15(a) of the 1940 Act, each New Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, of the respective Fund and (ii) "a majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of the respective Fund. It was a condition of the

Merger Agreement that the Boards, including a majority of the Independent Trustees, approve the New Advisory Agreements, on terms no less favorable to the Adviser, taken as a whole, than the Prior Advisory Agreements. In the event that the Shareholders of a Fund do not approve the respective New Advisory Agreement, the Adviser may continue to act as the investment adviser for such Fund pursuant to the Interim Advisory Agreement for a period of up to 150 days following the Closing Date. In such event, the respective Board will determine a course of action believed by such Board to be in the best interests of such Fund and its Shareholders.

          Based upon the considerations described below under "--Board Considerations," each Board, including the Independent Trustees, approved the New Advisory Agreement on the date set forth in Appendix C.

          There are no material differences between the terms of each Fund's New Advisory Agreement and the terms of such Fund's Prior Advisory Agreement. Forms of the New Advisory Agreements are attached in Appendix G hereto and the description of the New Advisory Agreements is qualified in its entirety by reference to Appendix G hereto.

          Duties and Obligations. Each Fund's New Advisory Agreement provides that subject to the direction and control of the Fund's Board, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets, (ii) supervise the investment program of the Fund and the composition of its investment portfolio, and (iii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. Each Fund's New Advisory Agreement provides that the Advisor may delegate some or all of its duties and obligations under the Agreement to one or more sub-investment advisers or investment managers, including, without limitation, Advent Capital Management, LLC ("Advent"), and the Adviser has delegated the services in (i), (ii) and (iii) above to Advent. In addition, each Fund's New Advisory Agreement provides that the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's other service providers), as described in the New Advisory Agreement, to the extent requested by the Fund. The duties and obligations of the Adviser under each Fund's New Advisory Agreement are identical to the duties and obligations of the Adviser under such Fund's Prior Advisory Agreement.

          Compensation. Each Fund's New Advisory Agreement does not result in any change in the advisory fee rate paid by such Fund. Pursuant to each Fund's New Advisory Agreement, each Fund pays to the Adviser as full compensation for all services rendered by the Adviser as such, a monthly fee in arrears at an annual rate equal to a specified percentage of the Fund's assets, as set forth in the respective agreement. The Adviser bears all costs and expenses of its employees and any overhead incurred in connection with its duties under the New Advisory Agreement and bears the costs of any salaries or trustees fees of certain officers or trustees of the Fund affiliated with the Adviser. These provisions of each Fund's New Advisory Agreement are identical to provisions of such Fund's Prior Advisory Agreement. The advisory fee rate and the asset base on which such fee is payable is the same between each Fund's Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement. Each Fund's advisory fee rate under such Fund's Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement is set forth in Appendix C hereto. The amount of advisory fees paid by each Fund to the Adviser during the Fund's last fiscal year is set forth in Appendix D hereto.

          Term and Termination. Assuming approval by Shareholders, each Fund's New Advisory Agreement shall continue for an initial term of two-years, provided, however, that each Board may consider the continuation of the New Advisory Agreement during such two year term. Thereafter, each Fund's New Advisory Agreement shall continue in effect from year to year after the initial term if approved annually (i) by the Fund's Board or the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the Fund's New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Fund's New Advisory Agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, upon giving the Adviser 60 days' written notice or (ii) by the Adviser on 60 days' written notice. Each Fund's New Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. These provisions of each Fund's New Advisory Agreement are identical to provisions of such Fund's Prior Advisory Agreement.

          Limitation of Liability. Each Fund's New Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the New Advisory Agreement or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. These provisions of each Fund's New Advisory Agreement are identical to provisions of such Fund's Prior Advisory Agreement.

          Use of the Name "Claymore." Each Fund's New Advisory Agreement provides that the Adviser has consented to the use by the Fund of the name or identifying word "Claymore" in the name of the Fund and that the Adviser may require the Fund to cease using "Claymore" in the name of the Fund if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Fund. These provisions of each Fund's New Advisory Agreement are identical to provisions of such Fund's Prior Advisory Agreement.

SECTION 15(F) OF THE 1940 ACT


          Section 15(f) of the 1940 Act is a safe harbor that provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change of control transaction, at least 75% of the investment company's board of directors or trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. If either condition of Section 15(f) is not met, the safe harbor is not available.

          The Adviser is relying upon the safe harbor of Section 15(f). Consistent with the first condition of Section 15(f), the Adviser and the Acquisition Subsidiaries have agreed that they will use their reasonable best efforts to ensure that there is no "unfair burden" imposed on the Funds as a result of the Transaction. With respect to the second condition of Section 15(f), the Adviser and the Acquisition Subsidiaries have agreed that they will use their reasonable best efforts to comply with and cause each Fund to conduct its business to ensure that for a period of three years after the closing of the Transaction at least 75% of the trustees of each Fund will not be "interested persons" (as defined in the 1940 Act) of the Adviser or Guggenheim. The Funds currently meet this condition. Therefore, the Adviser and the Acquisition Subsidiaries represented to each Board that that no unfair burden would be imposed on the respective Fund as a result of the Transaction.


BOARD CONSIDERATIONS

          Prior Advisory Agreements. The date of each Fund's Prior Advisory Agreement and the date on which it was last approved for continuance by its Board, including the Independent Trustees, is provided in Appendix C. As part of its review process, the Independent Trustees were represented by independent legal counsel. Each Board reviewed materials received from the Adviser and independent legal counsel. Each Board also had previously received, throughout the year, Board meeting information regarding Claymore's services for each Fund.

          In preparation for its review of the Prior Advisory Agreements, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. The Adviser provided extensive information in response to each request. Among other information, the Adviser provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser and information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about the profitability of each Prior Advisory Agreement to the Adviser and the compliance program of the Adviser.


          Based upon its review, the Independent Trustees and each Board concluded that it was in the best interest of the respective Fund to renew such Fund's Prior Advisory Agreement. In reaching this conclusion for each Fund, no single factor was determinative in the Board's analysis, but rather each Board considered a variety of factors, including the nature, extent and quality of services provided by the Adviser, advisory fees, performance, profitability, economies of scale and other benefits to the Adviser. In approving each Fund's Prior Advisory Agreement, each respective Board considered separately the best interests of each Fund overseen by such Board. The specific factors considered by each Board are described in further detail in each respective Fund's annual report or semi-annual report to Shareholders. Each Fund will furnish, without charge, a copy of such annual report and semi-annual report to Shareholders to any Shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (800) 345-7999.


          Interim Advisory Agreements and New Advisory Agreements. Provided below is an overview of the primary factors the Boards considered in connection with the review of the respective Interim Advisory Agreements and the New Advisory Agreements. In determining whether to approve the Interim Advisory Agreement and the New Advisory Agreement for a Fund, each Board considered separately the best interests of each Fund overseen by such Board.

          Each Board, including the Independent Trustees, approved the respective Fund's Interim Advisory Agreement and New Advisory Agreement. Each Board reviewed materials received from the Adviser, Guggenheim and independent legal counsel. Each Board also had previously received, throughout the year, Board meeting information regarding Claymore's services for the respective Fund. Earlier this year, the Adviser informed the Boards that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser. The Adviser provided periodic reports to representatives of each Board as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Boards that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

          Following the execution of the Merger Agreement, a telephonic meeting was held on July 28, 2009 and attended by the certain members of each Board, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of the Boards requested additional information regarding the Transaction, Guggenheim and the impact of the Transaction on the Shareholders of the Funds.

          During the third quarter of 2009, the Boards received reports on the progress of the Transaction, including the Debt Financing and additional equity financing arranged by Guggenheim. As part of its review process, the Independent Trustees of each Fund were represented by independent legal counsel. Each Board reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm, (iii) information regarding other Guggenheim affiliated investment managers, (iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the closing of the Transaction. The Independent Trustees discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement in September 2009. Additional supplemental information regarding the Transaction and Guggenheim was provided by the Adviser and Guggenheim and reviewed by the Board.

          Subsequent to these meetings, the Boards met in person to consider the Interim Advisory Agreement and the New Advisory Agreement at a joint meeting held on September 29, 2009. At the meeting representatives from the Adviser and Guggenheim discussed the Transaction with, and answered questions from the Boards. The Independent Trustees met in executive session to discuss the Transaction and the information provided at the Board meetings. The Independent Trustees of each Fund concluded that it was in the best interest of such Fund to approve the Fund's Interim Advisory Agreement and New Advisory Agreement and, accordingly, recommended to the respective Board the approval of such Fund's Interim Advisory Agreement and New Advisory Agreement. The respective Boards subsequently approved each Fund's Interim Advisory Agreement and approved each Fund's New Advisory Agreement for a two-year term at such Board meeting held on September 29, 2009. Each Board also determined that it may consider the continuation of the agreement during the course of the two-year term by conducting a thorough review of the various information that would be part of each Board's regular annual consideration of the continuation of each Fund's advisory agreements. In reaching the conclusion to approve the Interim Advisory Agreement and New Advisory Agreement for each Fund, no single factor was determinative in its Board's analysis, but rather each Board considered a variety of factors. Provided below is an overview of the primary factors the Boards considered in connection with the review of the Interim Advisory Agreements and the New Advisory Agreements.

          In connection with each Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the respective Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

         o within the last year, the Board had engaged in a thorough review of the various factors, including fees and scope and quality of services, that are part of the decision whether to continue the Prior Advisory Agreement;

         o Board approval of each Fund's New and Interim Advisory Agreement was a condition to the closing of the Transaction;

         o Claymore's statement to the Board that the manner in which the Funds' assets are managed will not change as a result of the Transaction;

         o the aggregate advisory fee rate payable by each Fund will not change under such Fund's Interim Advisory Agreement or New Advisory Agreement;


         o there are no material differences between the terms of each Fund's Interim Advisory Agreement and New Advisory Agreement and the terms of such Fund's Prior Advisory Agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with Rule 15a-4 under the 1940 Act;


         o the capabilities of the Adviser's personnel who will provide management and administrative services to the Funds are not expected to change, and the key personnel who currently provide management and administrative services to the Funds are expected to continue to do so after the Transaction;

         o the assurance from the Adviser and Guggenheim that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Funds;

         o        the Adviser's current financial condition;

         o the impact of the Transaction on the Adviser's day-to-day operations;

         o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

         o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;

         o that Shareholders of the Funds will not bear any costs in connection with the Transaction, inasmuch as the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with this Proxy Statement and any other costs of the Funds associated with the Transaction; and

         o that the Adviser and the Acquisition Subsidiaries have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) on the Funds.


          Nature, Extent and Quality of Services Provided by the Adviser. Each Board noted that key management personnel servicing the Funds are expected to remain with the Adviser following the Transaction and that the services provided to the Funds by the Adviser are not expected to change. Each Board also considered the Adviser's and Guggenheim's representations to the Boards that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. Each Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, each Board concluded that the range and quality of services provided by the Adviser to the Funds were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

          Advisory Fees. Each Board also considered the fact that the fee rates payable to the Adviser would be the same under each Fund's Interim Advisory Agreement and New Advisory Agreement as they are under such Fund's Prior Advisory Agreement, which had within the last year been determined to be reasonable. The Boards concluded that these factors supported approval of each Fund's Interim Advisory Agreement and New Advisory Agreement.

          Performance. With respect to the performance of the Funds, the Boards considered that the Adviser has delegated responsibility for the management of the Funds' portfolios to Advent Capital Management, LLC, which would continue to manage the portfolios following the closing of the Transaction. The Boards were aware that the Advent portfolio management personnel currently responsible for the day-to-day management of the portfolios would continue to manage the portfolios following the closing of the Transaction. The Boards concluded that these factors supported approval of each Interim Advisory Agreement and New Advisory Agreement.

          Profitability. Each Board noted that it was too early to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Funds, but concluded that this matter would be given further consideration on an annual basis going forward. Each Board also noted that the Adviser's fee rates under each Fund's Interim Advisory Agreement and New Advisory Agreement are the same as those assessed under such Fund's Prior Advisory Agreement.

          Economies of Scale. Each Board considered any potential economies of scale that may result from the Transaction. Each Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Transaction.

          Other Benefits. Each Board noted its prior determination that the fees under the Prior Advisory Agreements were reasonable, taking into consideration other benefits to the Adviser. Each Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Funds as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Boards concluded that the fees payable to the Adviser continued to be reasonable, taking into consideration other benefits.

ADDITIONAL INFORMATION ABOUT THE ADVISER

          Principal Executive Officer and Board of Directors. The Chairman and Chief Executive Officer of Claymore Group is David C. Hooten. The Board of Directors of Claymore Group consists of David C. Hooten, Michael J. Rigert, Vice Chairman of Claymore Group, Anthony J. DiLeonardi, Vice Chairman of Claymore Group, and Bruce R. Albelda, Chief Financial Officer of Claymore Group and Scott Minerd, Chief Investment Officer of Guggenheim.

          No other Trustee of either Fund is an officer, employee, director, general partner or shareholder of the Adviser or has any material direct or indirect interest in the Adviser or any other person controlling, controlled by or under common control with the Adviser.

          Certain officers of the Funds, as identified on Appendix E, are employees or officers of the Adviser.

          The Adviser also serves as administrator to the Funds, as described under "Additional Information--Administrator." It is expected that the Adviser will continue to provide administrative services to the Funds following consummation of the Transaction.

SHAREHOLDER APPROVAL

          To be approved with respect to a particular Fund, a New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund. The "vote of the majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The holders of the Shares of each Fund will have equal voting rights (i.e. one vote per Share). With respect to AGC, holders of common Shares and preferred Shares will vote together as a single class.

          Abstentions and "broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the Proposal.

BOARD RECOMMENDATION

          The Board of your Fund, including the Independent Trustees of your Board, recommends that you vote "FOR" approval of each Fund's New Advisory Agreement.

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

          Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with Shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.


          If you wish to attend the Meeting and vote in person, you will be able to do so. You may contact The Altman Group, the Fund's proxy solicitor, at
(866) 796-1290 to obtain directions to the site of the Meeting.


          Fifty percent (50%) of the shares of each Fund entitled to vote on the proposal must be present in person or by proxy to have a quorum for that Fund to conduct business at the meeting. Abstentions and broker non-votes will be counted as Shares present at the Meeting for quorum purposes.


          All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROPERLY EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL APPLICABLE TO YOUR FUND. If any other business is brought before the Meeting, your Shares will be voted at the proxies' discretion.

          Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal. Under current interpretations of the New York Stock Exchange (the "NYSE"), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's shares on the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

          Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to NYSE Rule 452, be voted by the broker on a Proposal in the same proportion as the votes cast by all preferred Shareholders of such Fund who have voted on that item. NYSE Rule 452 permits proportionate voting of preferred Shares with respect to a particular Proposal if, among other things, (i) Common shareholders approve the proposals, (ii) a minimum of 30% of the preferred Shares outstanding has been voted by the holders of such Shares with respect to such Proposal and (iii) less than 10% of the preferred Shares outstanding has been voted by the holders of such Shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as Shares voted and for the purpose of meeting the 10% test, abstentions will not be treated as Shares voted against the item.

          Therefore, if you beneficially own Shares that are held in "street name" through a broker-dealer or that are held of record by a service organization, and if you have not given or do not give voting instructions for your shares, your shares may not be voted at all or may be voted in a manner that you may not intend. You are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how your shares are to be voted.


          Shareholders who execute proxies or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the appropriate Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

          If you hold Shares in more than one account, you will receive a proxy card for each account. To ensure that all of your Shares are voted, please sign, date and return the proxy card for each account. To ensure Shareholders have the Funds' latest proxy information and material to vote, the Board may conduct additional mailings prior to the date of the Meeting, each of which will include a proxy card regardless of whether you have previously voted. Only your latest dated proxy card will be counted.

          The Board has fixed the close of business on November 13, 2009 as the Record Date for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting. Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Fund for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting rights.

ADVISER


          Claymore Advisors, LLC a wholly-owned subsidiary of Claymore Group and indirect Subsidiary of Guggenheim acts as each Fund's investment adviser. As of September 30, 2009, Claymore entities have provided supervision, management or servicing on approximately $13.3 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. The Adviser and the Claymore Group are located at 2455 Corporate West Drive, Lisle, Illinois 60532.


ADMINISTRATOR

          Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as administrator to each Fund. It is expected that Claymore Advisors, LLC will continue to provide administrative services to such Funds following consummation of the Transaction. The administrative fees paid by each Fund to Claymore Advisors, LLC during the Fund's last fiscal year are set forth on Appendix D.

AFFILIATED BROKERS

          Commissions, if any, paid to affiliated brokers of each Fund during the Fund's last fiscal year are set forth on Appendix D.

OUTSTANDING SHARES

          The number of outstanding Shares of each Fund, as of the Record Date, are set forth in Appendix A.

PRINCIPAL SHAREHOLDERS

          As of the Record Date, to the knowledge of the Funds, no person beneficially owned more than 5% of the voting securities of any class of securities of either Fund, except as set forth in Appendix B.

SECURITY OWNERSHIP OF MANAGEMENT

          As of the Record Date, the Trustees and officers of each Fund owned, in the aggregate, less than 1% of such Fund's outstanding Shares.

DEADLINE FOR SHAREHOLDER PROPOSALS

          Information regarding the deadline for timely submission of proposals intended to be presented at a Fund's next scheduled annual meeting of Shareholders was provided in the proxy statement relating to each Fund's previous annual meeting of Shareholders. The applicable deadlines are set forth in Appendix F.

EXPENSES OF PROXY SOLICITATION


          The cost of soliciting proxies will be borne by the Adviser. Certain officers of the Fund and certain officers and employees of the Adviser or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Adviser for such out-of-pocket expenses. The Adviser has retained The Altman Group, Inc. ("The Altman Group"), on behalf of the Funds, as proxy solicitor. The Altman Group will receive a project management fee as well as fees charged on a per call basis and certain other expenses. The Altman Group has advised management of the Funds that approximately 110 of its employees will be involved in the solicitation of proxies by The Altman Group on behalf of the Funds. The Adviser estimates that the total fees payable to The Altman Group with respect to solicitation on behalf of all funds in the fund complex, including the Funds and certain funds not part of this Proxy Statement, will be approximately $700,000.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 12, 2010


          This Proxy Statement is available on the Internet at www.proxyonline.com/docs/advent2010.pdf.


OTHER MATTERS

          The management of the Funds knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

          Failure of a quorum to be present at the Meeting with respect to a Fund will necessitate adjournment of the meeting for such Fund. In the event that a quorum is present at the Meeting with respect to a Fund but sufficient votes to approve the Proposal by such Fund are not received, proxies may vote Shares (including abstentions and broker non-votes) in favor of one or more adjournments of the Meeting with respect to such Fund with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

          One Proxy Statement may be delivered to two or more Shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, Shareholders should contact the applicable Fund at the address or telephone number set forth above.


          WE URGE YOU TO VOTE PROMPTLY BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORDING YOUR VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET SO YOU WILL BE REPRESENTED AT THE MEETING.


By order of the Board of each Trust

/s/ Rodd Baxter

Rodd Baxter, Secretary of each Trust

New York, New York


December 4, 2009

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX A

                               OUTSTANDING SHARES

          The table below sets forth the number of shares outstanding of each Fund, as of the close of business on the Record Date.


FUND                              COMMON SHARES             PREFERRED SHARES
----------------------------------------------------------------------------
AGC                                 31,867,616                   6,800
----------------------------------------------------------------------------
LCM                                 13,603,025                    N/A
----------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX B

PRINCIPAL SHAREHOLDERS

          As of the Record Date, to the knowledge of the Funds, no person beneficially owned more than 5% of the voting securities of any class of securities of either Fund, except as set forth below.


                                            CLASS OF      SHARE       PERCENTAGE
FUND       SHAREHOLDER NAME AND ADDRESS      SHARES       HOLDINGS      OWNED
--------------------------------------------------------------------------------
AGC               Citigroup Inc.            Preferred
              (and related entities)(1)       Shares        861         12.7%
                  399 Park Ave
              New York, NY 10043
--------------------------------------------------------------------------------
                Bank of America             Preferred
                  Corporation                Shares       4,806         70.6%
              (and related entities)(2)
               100 North Tryon St
              Charlotte, NC 28255
--------------------------------------------------------------------------------
LCM             None to report.                N/A          N/A           N/A
--------------------------------------------------------------------------------

1. Based on information obtained from a Schedule 13G filed with the U.S. Securities & Exchange Commission on February 12, 2009.

2. Based on information obtained from a Schedule 13G filed with the U.S. Securities & Exchange Commission on February 10, 2009.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX C

                               ADVISORY AGREEMENTS

                         Dates, Approvals and Fee Rates

                                DATE PRIOR
                   DATE PRIOR    ADVISORY       DATE       DATE
                   ADVISORY     AGREEMENT     INTERIM      NEW
                   AGREEMENT       LAST       ADVISORY   ADVISORY
        DATE OF      LAST       SUBMITTED    AGREEMENT   AGREEMENT
         PRIOR     APPROVED         FOR       APPROVED   APPROVED               FEE CAP
       ADVISORY      BY THE     SHAREHOLDER    BY THE      BY THE   ADVISORY       OR
FUND   AGREEMENT     BOARD       APPROVAL      BOARD       BOARD    FEE RATE(1)  WAIVER
------------------------------------------------------------------------------------------
AGC    5/24/07     3/31/09       5/20/07      9/29/09    9/29/09    0.40% N/A
LCM    1/12/05     3/31/09       1/12/05      9/29/09    9/29/09    0.49% N/A

(1) The Advisory Fee Rate set forth in the table above is the advisory fee rate paid by each Fund pursuant to such Fund's Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement. For each Fund, the advisory fee rate is applied to the same asset base pursuant to such Fund's Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX D

FEES PAID TO THE ADVISER AND AFFILIATES

          The following table indicates amounts paid by each Fund to its Adviser or an affiliate of the Adviser and commission paid to Affiliated Brokers during the Fund's last fiscal year.

                                                    AGGREGATE    PERCENTAGE OF FUND'S
            ADVISORY FEE                            BROKERAGE    AGGREGATE BROKERAGE
            (AFTER WAIVERS                         COMMISSIONS   COMMISSION PAID TO
                 AND                                  PAID TO     AFFILIATED BROKERS
           REIMBURSEMENTS,     ADMINISTRATION       AFFILIATED   (IDENTIFY BROKER AND
FUND          IF ANY) ($)         FEE ($)(1)       BROKERS ($)       RELATIONSHIP)
-----------------------------------------------------------------------------------
AGC           2,558,038           143,032               0               0.00%
LCM           1,081,183            66,260               0               0.00%

(1)      Paid to Claymore Advisors, LLC, unless otherwise noted.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX E

AFFILIATED OFFICERS

          The following table identifies each person who serves as an officer of the Funds who is a officer, employee or equity owner of the Adviser and lists the Funds for which such person serves as an officer.

AFFILIATED     ENTITY NAME             FUND(S)
-----------------------------------------------
Adviser        Steven M. Hill          AGC, LCM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX F

                    FUND DEADLINES FOR SHAREHOLDER PROPOSALS

          The following table shows the dates by which (i) shareholder proposals intended for inclusion in a Fund's proxy statement in connection with each Fund's next scheduled annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by such Fund at each Fund's principal executive offices and (ii) shareholder proposals made outside of Rule 14a-8 under the Exchange Act must be received by such Fund at each Fund's principal executive offices, including the deadline to be considered "timely" within the meaning of Rule 14a-4(c).

                                    PROPOSALS OUTSIDE 14A-8
           DEADLINE FOR        ----------------------------------
FUND   RULE 14A-8 PROPOSALS    NOT EARLIER THAN     NOR LATER THAN(1)
---------------------------------------------------------------------
AGC       April 30, 2010        June 11, 2010        July 14, 2010
LCM       April 30, 2010        June 11, 2010        July 14, 2010

(1) Deadline by which shareholder proposals made outside of Rule 14a-8 under the Exchange Act must be received by each Fund at such Fund's principal executive offices in order to be considered "timely" within the meaning of Rule 14a-4(c).

          The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the applicable Fund's Declaration of Trust and Bylaws.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX G

                        FORMS OF NEW ADVISORY AGREEMENTS

                                      INDEX
                                                                  PAGE
LCM Form of New Advisory Agreement .............................   G-2
AGC Form of New Advisory Agreement .............................  G-13

  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND FORM OF NEW ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

          THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), dated as of [ ], 2010, between Advent/Claymore Enhanced Growth & Income Fund, a Delaware statutory trust (the "Trust"), and Claymore Advisors, LLC, a Delaware limited liability company (the "Advisor").

          WHEREAS, the Advisor has agreed to furnish investment advisory services and certain administrative services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

          WHEREAS, the Advisor is registered as a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

          WHEREAS, the Advisor will delegate its duties and obligations under
Section 2 hereof to Advent Capital Management, LLC, the Trust's Investment Manager ("Advent"), pursuant to an investment management agreement among the Advisor, Advent and the Trust, dated the date hereof;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. IN GENERAL. The Advisor agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust's assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

          2. DUTIES AND OBLIGATIONS OF THE ADVISOR WITH RESPECT TO INVESTMENT OF ASSETS OF THE TRUST. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees (the "Board"), the Advisor is hereby appointed as the Trust's agent and attorney-in-fact with authority to negotiate, execute and deliver all documents and agreements on behalf of the Trust and to do or take all related acts, with the power of substitution, and shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Trust's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise the investment program of the Trust and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust. In performing its duties under this Section 2, the Advisor may delegate some or all of its rights, powers, duties and obligations under this Agreement to one or more sub-investment advisers or investment managers, including, without limitation, Advent; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Trust's assets pursuant to this Agreement and to applicable law.

          3. DUTIES AND OBLIGATIONS OF ADVISOR WITH RESPECT TO THE ADMINISTRATION OF THE TRUST. The Advisor also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust's Custodian, Transfer Agent, Administrator and Dividend Disbursing Agent and other service providers) for the Trust. To the extent requested by the Trust, the Advisor agrees to provide the following administrative services:

         (a) Reply to requests for information concerning the Trust from shareholders or prospective shareholders, brokers or the public;

         (b) Aid in the secondary market support of the Trust through regular written and oral communications with the Trust's New York Stock Exchange specialist, the closed-end fund analyst community and various information providers specializing in the dissemination of closed-end fund information;

         (c) Prepare all reports required to be sent to the Trust's shareholders under the 1940 Act, and assist in the printing and dissemination of such reports to such shareholders, each with the assistance of the Trust;

         (d) Prepare all reports required to be filed with the Securities and Exchange Commission (the "SEC") on Form N-SAR or Form N-CSR, or such other forms as the SEC may substitute for Form N-SAR or Form N-CSR, and file such completed forms with the SEC, each with the assistance of the Trust;

         (e) Disseminate to shareholders of the Trust the Trust's proxy materials and assist in the filing of such materials with the Trust's regulators, and oversee the tabulation of proxies by the Trust's transfer agent, each with the assistance of the Trust;

         (f) Analyze the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders and prepare materials relevant to the Trust's Automatic Dividend Reinvestment Plan, each with the assistance of the Trust;

         (g) Establish and maintain a toll-free number for sales support and marketing requests on an ongoing basis;

         (h) Produce (with the assistance of the Trust) marketing and road-show materials for the offerings of the Trust's common shares and preferred shares of beneficial interest;

         (i) Develop and maintain a website for the Trust which will provide quarterly updates, daily and month-end net asset value and monthly distribution notifications, as well as hyperlinks to the websites of the Advisor and Advent, as applicable, for added information;

         (j) Assist Advent in devising trading strategies that might by used by the Trust and communicate to the investment community any changes made to the Trust's trading strategies;

         (k) Assist in the provision of materials regarding the Trust to the investment community and current and prospective investors;

         (l) Assist in the review of materials made available to shareholders and prospective investors to assure compliance with applicable laws, rules and regulations;

         (m) Assist in the filing of advertisements and sales materials, including information on the Trust's website, as necessary, with the SEC, the New York Stock Exchange, the National Association of Securities Dealers and any regulatory bodies having jurisdiction over the Trust and its operations;

         (n) Assist in the dissemination of the Trust's net asset value, market price and discount;

         (o)      Host analyst meetings as appropriate;

         (p) Provide persons to serve as officers and trustees of the Trust, as the Trust may request;

         (q) Maintain ongoing contact with brokers in branch offices whose clients hold Trust shares or whose clients may have an interest in acquiring Trust shares, including providing, among other things, progress reports on the Trust, dividend announcements and performance updates;

         (r)      Assist in the drafting of press releases to the public;

         (s) Make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate; and

         (t) Provide such other services as the Trust, Advent and the Advisor may mutually agree upon from time to time.

          All services are to be furnished through the medium of any directors, officers or employees of the Advisor or its affiliates as the Advisor deems appropriate in order to fulfill its obligations hereunder. The Trust will reimburse the Advisor or its affiliates for all out-of-pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

          4. COVENANTS. In the performance of its duties under this Agreement, the Advisor:

          (a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the SEC; (ii) any other applicable provision of law; (iii) the provisions of the Amended and Restated Agreement and Declaration of Trust of the Trust and Amended and Restated By-Laws of the Trust, as such documents may be amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust's Registration Statement on Form N-2 (as currently in effect and as they may be amended or supplemented from time to time); and
                  (v) any policies and determinations of the Board;

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law; and

          (c) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, Advent, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust or Advent, as applicable, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust or Advent, as applicable.

          5. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

          6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or Advent any such records upon the Trust's or Advent's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          7. AGENCY CROSS TRANSACTIONS. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Advisor's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act, which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Advisor and Advent.

          8. EXPENSES. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Advisor.

          9. COMPENSATION OF THE ADVISOR.

          (a) The Trust agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a monthly fee (the "Investment Advisory Fee"), payable in arrears, at an annual rate equal to 0.49% of the average daily value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Board of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties. The Advisor will monitor the net asset calculation of any third party making such calculation.

         10. INDEMNITY.

          (a) The Trust hereby agrees to indemnify the Advisor, and each of the Advisor's directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board.

          (b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide a security for such Indemnitee-undertaking; (ii) the Trust shall be insured against losses arising by reason of any lawful advance; or
                  (iii) a majority of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

          (c) All determinations with respect to indemnification hereunder shall be made: (i) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct; or (ii) in the absence of such a decision, by (A) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (B) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (ii) above.

          (d) The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

         11. LIMITATION ON LIABILITY.

          (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advent or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

          (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section 5.1 of Article V of the Amended and Restated Agreement and Declaration of Trust of the Trust, this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or shareholders individually but bind only the estate of the Trust.

         12. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated by the Trust or Advisor as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the

Advisor 60 days' notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Advisor on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.

          13. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid; all notices sent by the Advisor to the Trust shall also be sent to Advent at the address that it may designate from time to time.

          14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          16. USE OF THE NAME CLAYMORE. The Advisor has consented to the use by the Trust of the name or identifying word "Claymore" in the name of the Trust. Such consent is conditioned upon the employment of the Advisor, any successor thereto or any affiliate thereof as the investment advisor to the Trust. The name or identifying word "Claymore" may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Trust to cease using "Claymore" in the name of the Trust if the Trust ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Trust.

          17. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

          18. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                             ADVENT/CLAYMORE ENHANCED
                                             GROWTH & INCOME FUND

                                             By: _______________________________

                                             Name: Rodd Baxter

                                             Title: Secretary


                                             CLAYMORE ADVISORS, LLC

                                             By: _______________________________

                                             Name:

                                             Title:

    ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND FORM OF NEW
                               ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

          THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), dated as of [ ], 2010, between Advent/Claymore Global Convertible Securities & Income Fund, a Delaware statutory trust (the "Trust"), and Claymore Advisors, LLC, a Delaware limited liability company (the "Advisor").

          WHEREAS, the Advisor has agreed to furnish investment advisory services and certain administrative services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

          WHEREAS, the Advisor is registered as a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

          WHEREAS, the Advisor will delegate its duties and obligations under
Section 2 hereof to Advent Capital Management, LLC, the Trust's Investment Manager ("Advent"), pursuant to an investment management agreement among the Advisor, Advent and the Trust, dated the date hereof;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. IN GENERAL. The Advisor agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust's assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

          2. DUTIES AND OBLIGATIONS OF THE ADVISOR WITH RESPECT TO INVESTMENT OF ASSETS OF THE TRUST. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees (the "Board"), the Advisor is hereby appointed as the Trust's agent and attorney-in-fact with authority to negotiate, execute and deliver all documents and agreements on behalf of the Trust and to do or take all related acts, with the power of substitution, and shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Trust's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise the investment program of the Trust and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust. In performing its duties under this Section 2, the Advisor may delegate some or all of its rights, powers, duties and obligations under this Agreement to one or more sub-investment advisers or investment managers, including, without limitation, Advent; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Trust's assets pursuant to this Agreement and to applicable law.

          3. DUTIES AND OBLIGATIONS OF ADVISOR WITH RESPECT TO THE ADMINISTRATION OF THE TRUST. The Advisor also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust's Custodian, Transfer Agent, Administrator and Dividend Disbursing Agent and other service providers) for the Trust. To the extent requested by the Trust, the Advisor agrees to provide the following administrative services:

         (a) Reply to requests for information concerning the Trust from shareholders or prospective shareholders, brokers or the public;

         (b) Aid in the secondary market support of the Trust through regular written and oral communications with the Trust's New York Stock Exchange specialist, the closed-end fund analyst community and various information providers specializing in the dissemination of closed-end fund information;

         (c) Prepare all reports required to be sent to the Trust's shareholders under the 1940 Act, and assist in the printing and dissemination of such reports to such shareholders, each with the assistance of the Trust;

         (d) Prepare all reports required to be filed with the Securities and Exchange Commission (the "SEC") on Form N-SAR or Form N-CSR, or such other forms as the SEC may substitute for Form N-SAR or Form N-CSR, and file such completed forms with the SEC, each with the assistance of the Trust;

         (e) Disseminate to shareholders of the Trust the Trust's proxy materials and assist in the filing of such materials with the Trust's regulators, and oversee the tabulation of proxies by the Trust's transfer agent, each with the assistance of the Trust;

         (f) Analyze the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders and prepare materials relevant to the Trust's Automatic Dividend Reinvestment Plan, each with the assistance of the Trust;

         (g) Establish and maintain a toll-free number for sales support and marketing requests on an ongoing basis;

         (h) Produce (with the assistance of the Trust) marketing and road-show materials for the offerings of the Trust's common shares and preferred shares of beneficial interest;

         (i) Develop and maintain a website for the Trust which will provide quarterly updates, daily and month-end net asset value and monthly distribution notifications, as well as hyperlinks to the websites of the Advisor and Advent, as applicable, for added information;

         (j) Assist Advent in devising trading strategies that might by used by the Trust and communicate to the investment community any changes made to the Trust's trading strategies;

         (k) Assist in the provision of materials regarding the Trust to the investment community and current and prospective investors;

         (l) Assist in the review of materials made available to shareholders and prospective investors to assure compliance with applicable laws, rules and regulations;

         (m) Assist in the filing of advertisements and sales materials, including information on the Trust's website, as necessary, with the SEC, the New York Stock Exchange, the National Association of Securities Dealers and any regulatory bodies having jurisdiction over the Trust and its operations;

         (n) Assist in the dissemination of the Trust's net asset value, market price and discount;

         (o)      Host analyst meetings as appropriate;

         (p) Provide persons to serve as officers and trustees of the Trust, as the Trust may request;

         (q) Maintain ongoing contact with brokers in branch offices whose clients hold Trust shares or whose clients may have an interest in acquiring Trust shares, including providing, among other things, progress reports on the Trust, dividend announcements and performance updates;

         (r)      Assist in the drafting of press releases to the public;

         (s) Make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate; and

         (t) Provide such other services as the Trust, Advent and the Advisor may mutually agree upon from time to time.

          All services are to be furnished through the medium of any directors, officers or employees of the Advisor or its affiliates as the Advisor deems appropriate in order to fulfill its obligations hereunder. The Trust will reimburse the Advisor or its affiliates for all out-of-pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

          4. COVENANTS. In the performance of its duties under this Agreement, the Advisor:

         (a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the SEC; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust of the Trust and By-Laws of the Trust, as such documents may be amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust's Registration Statement on Form N-2 (as currently in effect and as they may be amended or supplemented from time to time); and (v) any policies and determinations of the Board;

         (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law; and

         (c) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, Advent, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust or Advent, as applicable, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust or Advent, as applicable.

          5. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

          6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or Advent any such records upon the Trust's or Advent's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          7. AGENCY CROSS TRANSACTIONS. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Advisor's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act, which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Advisor and Advent.

          8. EXPENSES. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Advisor.

          9. COMPENSATION OF THE ADVISOR.

          (a) The Trust agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a monthly fee (the "Investment Advisory Fee"), payable in arrears, at an annual rate equal to 0.40% of the average daily value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Board of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties. The Advisor will monitor the net asset calculation of any third party making such calculation.

          10. INDEMNITY.

          (a) The Trust hereby agrees to indemnify the Advisor, and each of the Advisor's directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board.

          (b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide a security for such Indemnitee-undertaking; (ii) the Trust shall be insured against losses arising by reason of any lawful advance; or
                  (iii) a majority of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

          (c) All determinations with respect to indemnification hereunder shall be made: (i) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct; or (ii) in the absence of such a decision, by (A) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (B) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (ii) above.

          (d) The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

          11. LIMITATION ON LIABILITY.

          (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advent or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

          (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section 5.1 of Article V of the Agreement and Declaration of Trust of the Trust, this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or shareholders individually but bind only the estate of the Trust.

          12. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated by the Trust or Advisor as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the

Advisor 60 days' notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Advisor on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.

          13. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid; all notices sent by the Advisor to the Trust shall also be sent to Advent at the address that it may designate from time to time.

          14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          16. USE OF THE NAME CLAYMORE. The Advisor has consented to the use by the Trust of the name or identifying word "Claymore" in the name of the Trust. Such consent is conditioned upon the employment of the Advisor, any successor thereto or any affiliate thereof as the investment advisor to the Trust. The name or identifying word "Claymore" may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Trust to cease using "Claymore" in the name of the Trust if the Trust ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Trust.

          17. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

          18. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                        ADVENT/CLAYMORE GLOBAL
                                        CONVERTIBLE SECURITIES &
                                        INCOME FUND

                                        By: ________________________________

                                        Name: Rodd Baxter

                                        Title: Secretary


                                        CLAYMORE ADVISORS, LLC

                                        By: ________________________________

                                        Name:

                                        Title:

                 [FORMS OF PROXY CARDS ARE A SEPARATE DOCUMENT]

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

Logo
CLAYMORE (R)

                    PROXY CARD FOR

                    ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JANUARY 12, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The special meeting of shareholders of Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, January 12, 2010 at 11:00 A.M., Central Time (the "Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, each with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

------------------------   QUESTIONS ABOUT THIS PROXY? Should you have any
|                       |  questions about the proxy materials or regarding how
|                       |  to vote your shares, please contact our proxy
|                       |  information line TOLL-FREE AT 1-866-796-1290.
|                       |  Representatives are available Monday through Friday
|                       |  9:00 a.m. to 10:00 p.m. Eastern Time.
-------------------------


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND SHAREHOLDER MEETING TO BE HELD ON JANUARY 12, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/ADVENT2010.PDF
--------------------------------------------------------------------------------
         PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

           ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND Proxy for Special Meeting of Shareholders -- January 12, 2010


PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE JANUARY 12TH.



NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).



--------------------------------------------------------------------------------
Shareholder sign here                            Date



--------------------------------------------------------------------------------
Joint owner sign here                            Date


       IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S
                               VOTE IS IMPORTANT.

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND
                                                                CONTROL NUMBER
                                                                 123456789123



                WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR
               PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF
                             FURTHER SOLICITATION.


Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON THIS PROXY WITH RESPECT TO THE PROPOSAL AND THIS PROXY IS PROPERLY EXECUTED THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.


          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH
--------------------------------------------------------------------------------


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: | |

                                                                                       FOR         AGAINST        ABSTAIN
1. To approve a new investment advisory agreement between the Fund and
Claymore Advisors, LLC.                                                                | |           | |            | |


                              THANK YOU FOR VOTING

Logo
CLAYMORE (R)

                    PROXY CARD FOR

                    ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JANUARY 12, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The special meeting of shareholders of Advent/Claymore Enhanced Growth & Income Fund (the "Fund") will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, January 12, 2010 at 11:00 A.M., Central Time (the "Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, each with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.


------------------------  QUESTIONS ABOUT THIS PROXY? Should you have any
|                       | questions about the proxy materials or regarding how
|                       | to vote your shares, please contact our proxy
|                       | information  line TOLL-FREE AT 1-866-796-1290.
|                       | Representatives are available Monday through Friday
|                       | 9:00 a.m. to 10:00 p.m. Eastern Time.
-------------------------



IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SHAREHOLDER MEETING TO BE HELD ON JANUARY 12, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/ADVENT2010.PDF

--------------------------------------------------------------------------------
         PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

                  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND
          Proxy for Special Meeting of Shareholders -- January 12, 2010


PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE JANUARY 12TH.


NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




--------------------------------------------------------------------------------
Shareholder sign here                            Date



--------------------------------------------------------------------------------
Joint owner sign here                            Date


              IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY
                        SHAREHOLDER'S VOTE IS IMPORTANT.

ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND
                                                               CONTROL NUMBER
                                                                123456789123


                WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR
               PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF
                             FURTHER SOLICITATION.



Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON THIS PROXY WITH RESPECT TO THE PROPOSAL AND THIS PROXY IS PROPERLY EXECUTED THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH
--------------------------------------------------------------------------------


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: |X|

                                                                                       FOR         AGAINST        ABSTAIN
1. To approve a new investment advisory agreement between the Fund and
Claymore Advisors, LLC.                                                                | |           | |            | |


                              THANK YOU FOR VOTING